# Making Payments *Simple*

Nasdaq: USIO

October 2022

# Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this presentation include forward-looking statements which are covered by safe harbors. Those statements include, but may not be limited to, all statements regarding management's intent, belief and expectations, such as statements concerning our future and our operating and growth strategy. These forward-looking statements are identified by the use of words such as "believe," "intend," "look forward," "anticipate," "schedule," and "expect" among others. Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including risks related to the COVID-19 pandemic and its effect on the economy, risks related to the realization of the anticipated opportunities from the IMS acquisition, the management of the Company's growth, the loss of key resellers, the relationships with the Automated Clearinghouse network, bank sponsors, third-party card processing providers and merchants, the security of our software, hardware and information, the volatility of the stock price, the need to obtain additional financing, risks associated with new tax legislation, and compliance with complex federal, state and local laws and regulations, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission including its annual report on Form 10-K for the fiscal year ended December 31, 2021. One or more of these factors have affected, and in the future, could affect the Company's businesses and financial results in the future and could cause actual results to differ materially from plans and projections. The Company believes that the assumptions underlying the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the objectives and plans will be achieved. All forward-looking statements made in this presentation are based on information presently available to management. The Company assumes no obligation to update any forward-looking statements, except as required by law. The information presented in this presentation is as of August 9, 2022, unless indicated otherwise.


Nasdaq
usio


Nasdaq
usio

# About Us

Usio is a leading, cloud-based, integrated FinTech payment solution provider offering a wide range of services to merchants, billers, banks, service bureaus, and card issuers. Usio operates credit, debit/prepaid, and ACH payment processing to deliver convenient, world-class solutions and services to their clients.

**www.usio.com**

# Investment Summary

**INNOVATIVE LEADER**
In the Fast-Growing FinTech space

**DIVERSIFIED**
Multi-Channel Product Portfolio in Diversified Industries

- Payment Facilitation
- ACH
- Prepaid Card Issuing
- Output Solutions

**Cash Flow**
8 consecutive quarters
POSTIVE ADJUSTED CASH FLOW
through Q1, 2022

**92%**
YoY REVENUE GROWTH

**$61.9m**
2021
RECORD REVENUES

**12-18%**
2022 EXPECTED REVENUE GROWTH

**184%**
2021 vs 2020
INCREASE IN DOLLARS PROCESSED

**25.5m**
SHARES OUTSTANDING
as of June 30, 2022

**17.6m**
PUBLIC FLOAT
as of June 30, 2022

**6.1m**
INSIDER OWNERSHIP
as of June 30, 2022

# Highlights

Transactions Processed
2020-2021

**94% INCREASE**

Dollars Processed
2020-2021

**184% INCREASE**


In Millions
40
35
30
25
20
15
10
5
0
10.9
14.3
15.4
18.2
35.3
2017
2018
2019
2020
2021


In Millions
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$2,830
$3,400
$3,540
$3,340
$9,500
2017
2018
2019
2020
2021

# Annual Revenue



$80
$60
$40
$20
$0
In Millions
$24.0
$28.2
$32.2
$61.9
$69.0-73.0*
30%
THREE YEAR CAGR
2018
2019
2020
2021
2022

*12-18% revenue growth over 2021. Projected 2022 revenue is $69-73mm.

# Product Portfolio

## Payment Facilitation

- Merchant Processing
- Automated Enrollment and Onboarding
- Frictionless
- Creates a revenue generation opportunity for Integrated Software Vendors (ISVs)

## Automated Check (ACH)

- The longest-tenured Nacha certified third-party sender in our vertical
- Collect payment or send funds at a fraction of the cost of processing a card
- Multiple ODFIs
- Same Day

## Prepaid Card Issuing

- Partnership with Mastercard
- Prepaid Card Issuer and Program Manager
- Virtual and Physical Cards

## Output Solutions

- Check Printing & Mailing
- Invoice Printing
- eBill Warehousing
- Document Storage

# PAYMENT FACILITATION

Payment Facilitation (PayFac) is the latest innovation in merchant acquiring, providing for frictionless merchant onboarding and enrollment and automated risk/underwriting procedures - which have traditionally been very manual processes - to provide for mass adoption and scale in short order by way of a leveraged distribution model (one-to-many). Our differentiated go-to-market strategy creates loyalty and enhances customer value of the Integrated Software Vendors (ISVs) we serve. ISVs are now able to monetize payments flowing through their software applications, turning payments from a cost center to a revenue generating business unit.



**40.6%*** OF REVENUE 2021



**91%** YoY PAYFAC REVENUE GROWTH

**29%*** YoY MERCHANT ACQUIRING REVENUE GROWTH

## HOW WE MAKE MONEY

BASED ON
**100,000**
TRANSACTIONS

RETAIL PRICE 2.75% + $.25*
$300,000

TOTAL COGS 2.05% + $.05
$210,000

REVENUE SHARE (50%)
$45,000

GROSS MARGIN $
**$45,000**

GROSS MARGIN %
**15%**

*Retail pricing isn't fixed. Pricing varies based on ISV/vertical. Not indicative of all ISVs.

# AUTOMATED CHECK (ACH)

Usio is the Fintech leader in payments and a Nacha Certified provider that streamlines payment acceptance and minimizes processing costs. Usio provides ACH processing at a fraction of the cost than credit or debit cards. Usio is unique in that we are the longest-tenured Nacha certified third-party sender in our industry, has its own bank routing number, and direct access to the Fed. Our highest margin business, ACH provides cash we use to continue to fund and invest in our growth engines – PayFac and Prepaid.



**24.9%**
OF REVENUE 2021

**82%**
YoY REVENUE GROWTH

## HOW WE MAKE MONEY

ON AVERAGE WE EARN
**$.70**

NET REVENUE PER TRANSACTION
**$.41**

MARGINS
**70%+**

On a return or origination

# PREPAID CARD ISSUING

Usio operates as both the program manager and issuer processor, providing web and mobile apps, transaction processing, customer service and compliance. Governments, non-profits and SMBs needing platform for expense management, general disbursement, incentives, per diems, loyalty programs and more. Additionally, entities looking to migrate away from physical checks or to virtual payment methods leverage our card issuing platform. We also offer insight into the use of funds / spend via our reporting platform.



**10.6%**
OF 2021 REVENUE



**107%**
YoY REVENUE GROWTH

## HOW WE MAKE MONEY

**CLIENT FEES**
**$.35-$4**
per card created

**INTERCHANGE**
**1-2%**
card purchase by merchants

**CARDHOLDER FEES & SPOILAGE**
**2-4%**
of amount loaded to cards

**MARGINS**
**30-40%**

usio

# OUTPUT SOLUTIONS

Usio offers document design, print and electronic delivery or via US Post Office. Perfect for entities looking to reduce postage cost, automate the billing processes and increase operational efficiencies. Output's customer base is primarily financial institutions, utilities, and taxing entities.



**23.9%**
OF 2021 REVENUE



**1,175%**
YoY REVENUE GROWTH

## HOW WE MAKE MONEY

PRINT
**$.15-$.18**
per print

POSTAGE
**$.01**
average per piece

ELECTRONIC
**$.03-$.05**
per presentment

MARGINS
**15-20%**

# Non-GAAP Reconciliation

## Non-GAAP Reconciliation

| (Values in Millions) | Twelve Months Ended 31-Dec-21 | Twelve Months Ended 31-Dec-20 | Three Months Ended 30-Jun-22 | Three Months Ended 30-Jun-21 | Six Months Ended 30-Jun-22 | Six Months Ended 30-Jun-21 |
|---|---|---|---|---|---|---|
| Revenues | $ 61.9 | $ 32.3 | $ 16.2 | $ 13.5 | $ 34.3 | $ 28.7 |
| Reconciliation from Operating Income (Loss) to Adjusted EBITDA: | | | | | | |
| Operating Income (Loss) | $ (0.2) | $ (3.8) | (1.9) | $ 0.3 | (3.4) | $ (0.4) |
| Depreciation and Amortization | $ 2.6 | $ 1.5 | $ 0.8 | $ 0.6 | $ 1.5 | $ 1.2 |
| EBITDA | $ 2.5 | $ (2.2) | $ (1.1) | $ 1.0 | $ (1.9) | $ 0.9 |
| Non-cash stock-based compensation expense, net | $ 1.5 | $ 1.5 | $ 0.5 | $ 0.3 | $ 1.0 | $ 0.6 |
| Adjusted EBITDA | $ 4.0 | $ (0.8) | $ (0.6) | $ 1.3 | $ (0.9) | $ 1.5 |

# Balance Sheet

In Millions

| Account | | 6/30/22 | | 12/31/21 |
|---|---|---|---|---|
| Cash | $ | 5.1 | $ | 7.3 |
| Restricted Cash & Settlement Funds | $ | 58.8 | $ | 106.8 |
| Total Assets | $ | 82.2 | $ | 133.7 |
| Short-term/Long-term Debt | $ | 0.1 | $ | 0.1 |
| Total Liabilities | $ | 66.6 | $ | 115.0 |
| Total Equity | $ | 15.6 | $ | 18.7 |
| Total Liability & Stockholder Equity | $ | 82.2 | $ | 133.7 |

usio

# Senior Management



**Louis Hoch**

Chairman, President & CEO



**Tom Jewell**

Chief Financial Officer



**Greg Carter**

EVP, Payment Acceptance



**Houston Frost**

SVP, Prepaid Products

# Investment Summary

**INNOVATIVE LEADER**
In the Fast-Growing FinTech space

**DIVERSIFIED**
Multi-Channel Product Portfolio in Diversified Industries

- Payment Facilitation
- ACH
- Prepaid Card Issuing
- Output Solutions

**Cash Flow**
8 consecutive quarters
POSTIVE ADJUSTED CASH FLOW
through Q1, 2022

**92%**
YoY REVENUE GROWTH

**$61.9m**
2021
RECORD REVENUES

**12-18%**
2022 EXPECTED REVENUE GROWTH

**184%**
2021 vs 2020
INCREASE IN DOLLARS PROCESSED

**25.5m**
SHARES OUTSTANDING
as of June 30, 2022

**17.6m**
PUBLIC FLOAT
as of June 30, 2022

**6.1m**
INSIDER OWNERSHIP
as of June 30, 2022

**Paul M. Manley**
Senior Vice President-Investor Relations
m. 612.834.1804
e. paul.manley@usio.com